FIXED ASSETS - Schedule of Fixed Assets (Details) - USD ($)	Jun. 30, 2015	Dec. 31, 2014	Dec. 31, 2013
Furniture and fixtures	$ 884,232	$ 788,735	$ 467,635
Donation bins	604,960	631,047	505,344
Capitalized equipment leases	199,390	179,762	119,022
Fixed assets, gross	1,688,582	1,599,524	1,092,001
Fixed assets, net	1,082,887	1,129,151	858,743
Fixed Assets
Less accumulated depreciation and amortization	$ (605,695)	$ (470,393)	$ (233,258)